Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported): May 30, 1996
                                                 ------------------------------

                          BROTHERS GOURMET COFFEES, INC.
- --------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


Delaware                         0-23024                      52-1681708
- --------------------------------------------------------------------------------
(State or Other Juris-         (Commission File             (IRS Employer
diction of Incorporation)       Number)                      Identification No.)


                2255 Glades Road
                Suite 100 E
                Boca Raton, Florida                          33431
 ------------------------------------------------------------------------------
                (Address of Principal                        (Zip Code)
                Executive Offices)

                                 (407) 995-2600
- -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
- -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. Other Events.

         On May 30, 1996, the Registrant issued the Press Release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  99.1              Press release issued May 30, 1996 by the
                                    Registrant.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BROTHERS GOURMET COFFEES, INC.
                                                  (Registrant)


                                       By:    /s/ John L. Ruppert
                                             ------------------------
Date:  June 6, 1996                           John L. Ruppert
                                       Title: Secretary and Special Counsel
                                              to the Board of Directors